INCOME TAXES (Tables)	6 Months Ended
Jun. 30, 2023
INCOME TAXES
Summary of deferred tax assets

	June 30,	December 31,
	2023	2022
Deferred tax assets:
Net operating losses carryforwards	$932,522	$1,190,713

Allowance for doubtful accounts of accounts receivable	44,718	27,745
Allowance for doubtful accounts of prepayments	68,197	70,207
Allowance for doubtful accounts of other current assets	1,768	1,717
Less: allowance on deferred tax assets	(1,047,205)	(1,290,381)
	$—	$—